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Exhibit 4.1

COMMON STOCK	COMMON STOCK
$.01 PAR VALUE	[GRAPHIC OMITTED]	THIS CERTIFICATE IS TRANSFERABLE IN DALLAS, TX AND NEW YORK, NY
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP See reverse for certain definitions

CROSSTEX ENERGY, INC.

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Crosstex Energy, Inc. transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile signatures of its duly authorized officers.

        Dated

/s/ BARRY E. DAVIS Barry E. Davis, President and Chief Executive Officer
COUNTERSIGNED AND REGISTERED
TRANSFER AGENT AND REGISTRAR	/s/ LESLIE S. WYLIE Leslie S. Wylie, Secretary
By:	AUTHORIZED SIGNATURE

CROSSTEX ENERGY, INC.

        The Corporation will furnish without charge to any stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Corporation's Restated Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	Custodian
TEN ENT	—	as tenants by the entireties			(Cust) (Minor)
JT TEN	—	as joint tenants with right			under Uniform Gifts to Minors
		of survivorship and not as			Act
		tenants in common			(State)

        Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED,                                         hereby sell, assign and transfer unto

        Please Insert Social Security or
        Other Identifying Number of Assignee

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

NOTICE:	THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 174Ad-15.

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  Exhibit 4.1